UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report: April 29, 2002
      (Date of Earliest Event Reported: April 23, 2002)

               Commission File Number 1-11680

                  -------------------------

                EL PASO ENERGY PARTNERS, L.P.
   (Exact Name of Registrant as Specified in its Charter)

        Delaware                          76-0396023
(State or Other Jurisdiction)          (I.R.S. Employer
of Incorporation or Organization)    Identification No.)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
          (Address of Principal Executive Offices)
                         (Zip Code)

  Registrant's Telephone Number, Including Area Code: (713) 420-2600

Item 5.        Other Events

     We entered into an underwriting agreement on April 23, 2002 with El Paso Energy Partners Company, our general partner, and the underwriters named therein, in connection with our public offering of up to 3,450,000 common units.
The Underwriting Agreement is included as Exhibit 1.A to this Current Report on Form 8-K.

Item 7.        Financial Statements and Exhibits


          (c)   Exhibits

                Exhibit No.   Description
                -----------   -----------

                1.A Underwriting Agreement dated April 23, 2002, among El Paso Energy Partners, L.P., El Paso Energy Partners Company, and the underwriters named therein.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.,


                                 /s/ D. Mark Leland
                              ------------------------------
                                   D. Mark Leland
                                Senior Vice President and
                                      Controller

Date:     April 29, 2002

                        EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

1.A            Underwriting Agreement dated April 23, 2002, among
               El Paso Energy Partners, L.P., El Paso Energy
               Partners Company, and the underwriters named therein.